THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Advisory Choice

Supplement dated June 11, 2025 to the
Summary Prospectus for New Investors dated May 1, 2025

This supplement to the summary prospectus for your individual variable annuity contract outlines important changes that become effective on and after June 16, 2025.  These changes are related to Appendix A – Funds Available Under The Contract. All other provisions outlined in your variable annuity prospectus remain unchanged.

The following line items are added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Long-term capital appreciation.	LVIP American Funds Vanguard Active Passive Growth Fund – Service Class advised by Lincoln Financial Investments Corporation	0.98%	N/A	N/A	N/A

You can find the fund prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain information at no cost by contacting your financial professional or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this supplement for future reference.